SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      August 16, 1999
                                            --------------------------------


                             CIT Marine Trust 1999-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                         000-25495                      22-3636314
    ------------------------------------------------------------------------
          (Commission File Number) (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:     (973) 740-5000
                                              ------------------------------


                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         ------------

                  On August 16, 1999, Bankers Trust (Delaware), as Owner Trustee, and Harris Trust and Savings Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT Marine Trust 1999-A, Class A-1 5.45% Asset Backed Notes, Class A-2 5.80% Asset Backed Notes, Class A-3 5.85% Asset Backed Notes, Class A-4 6.25% Asset Backed Notes and 6.20% Asset Backed Certificates.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  (c)      Exhibits.

                           The following are filed herewith. The exhibit numbers
correspond with Item 601(b) of Regulation S-K.

         Exhibit No.                Description                        Page
         ----------                 ------------

         20.1                       Monthly Report delivered by        4
                                    the Trustees to Securityholders
                                    in connection with distributions
                                    on August 16, 1999


SIGNATURES
----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE CIT GROUP/SALES FINANCING,
                                   INC., as servicer



                                   By: /s/ Frank Garcia
                                       -------------------------
                                   Name:    Frank Garcia
                                   Title:   Vice President

Dated: August 31, 1999

                                INDEX TO EXHIBITS

Exhibit No.                         Description
----------                          -----------

20.1                                Monthly  Reports  with respect to the
                                    August 16, 1999 distribution.

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



         The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1999 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II, The CIT Marine Trust 1996-A and CIT Marine Trust 1999-A, (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

         1. The Monthly Report for the period from July 1, 1999 to July 31, 1999
                                                   -----------------------------
attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

         2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


         IN WITNESS WHEREOF, the undersigned has affixed hereunto his signature this 11th day of August 1999.


                                    THE CIT GROUP/SALES FINANCING, INC.

                                    By: /s/  Frank Garcia
                                        --------------------------------
                                    Name:    Frank Garcia
                                    Title:   Vice President